UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

(as permitted by Rule 14A-6(e)(2))

☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12

KYPHON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF

2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2004

To our Stockholders:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Kyphon Inc. (the “Company”). The meeting will be held at our principal executive offices located at 1221 Crossman Avenue, Sunnyvale, California 94089 on Wednesday, June 16, 2004, for the following purposes:

1.	To elect three Class II directors to serve for a three-year term that expires at the 2007 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2004; and

3.	To transact such other business as may properly come before the Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

The meeting will begin promptly at 2:00 p.m., local time, and check-in will begin at 1:30 p.m., local time. Only holders of record of shares of Kyphon common stock (Nasdaq: KYPH) at the close of business on April 20, 2004 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the Annual Meeting during normal business hours at our principal executive offices located at 1221 Crossman Avenue, Sunnyvale, California 94089.

By order of the Board of Directors,

/s/ Richard W. Mott

Richard W. Mott

President and Chief Executive Officer

Sunnyvale, California

May 7, 2004

YOUR VOTE IS IMPORTANT!

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES OR CANADA. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE ANNUAL MEETING	1

Why I am receiving these proxy materials?	1
What is the purpose of the annual meeting?	1
Who is entitled to attend the meeting?	1
Who is entitled to vote at the meeting?	2
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	2
What items of business will be voted on at the meeting?	2
How does the Board of Directors recommend that I vote?	2
What shares can I vote at the meeting?	2
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	3
How can I vote my shares without attending the meeting?	3
How can I vote my shares in person at the meeting?	3
Can I change my vote?	3
Is my vote confidential?	4
What vote is required to approve each item and how are votes counted?	4
What is a “broker non-vote”?	5
How are “broker non-votes” counted?	5
How are abstentions counted?	5
What happens if additional matters are presented at the meeting?	5
Who will serve as inspector of election?	5
What should I do in the event that I receive more than one set of proxy/voting materials?	5
Who is soliciting my vote and who will bear the costs of this solicitation?	6
Where can I find the voting results of the meeting?	6
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	6

STOCK OWNERSHIP	8

Security Ownership of Certain Beneficial Owners and Management	8
Compliance with Section 16(a) Filing Requirements	9

CORPORATE GOVERNANCE AND BOARD MATTERS	10

Director Independence	10
Committees of the Board of Directors	10
Meetings Attended by Directors	11
Consideration of Director Nominees	11
Director Compensation	12
Code of Business Conduct and Ethics	12
Compensation Committee Interlocks and Insider Participation	12
Certain Relationships and Related Transactions	12
Family Relationships	13
Communications with the Board of Directors	13

REPORT OF THE AUDIT COMMITTEE	14

REPORT OF THE COMPENSATION COMMITTEE	15

i

APPENDICES:

Appendix A	Charter for the Audit Committee of the Board of Directors

Appendix B	Charter for the Compensation Committee of the Board of Directors

Appendix C	Charter for the Nominating and Corporate Governance Committee of the Board of Directors

ii

PROXY STATEMENT

FOR

2004 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 16, 2004

The Board of Directors of Kyphon Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2004 Annual Meeting of Stockholders to be held on Wednesday, June 16, 2004, beginning at 2:00 p.m., local time, at our principal executive offices located at 1221 Crossman Avenue, Sunnyvale, California 94089, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement: the terms “we,” “our,” “Kyphon” and the “Company” each refer to Kyphon Inc.; the term “Board” means our Board of Directors; the term “proxy materials” means this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2003, filed with the U.S. Securities and Exchange Commission on March 15, 2004; and the term “Annual Meeting” means our 2004 Annual Meeting of Stockholders.

We are sending these proxy materials on or about May 7, 2004, to all stockholders of record at the close of business on April 20, 2004 (the “Record Date”).

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date (April 20, 2004). As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

What is the purpose of the Annual Meeting?

At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this proxy statement), each of which is described more fully in this proxy statement. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to attend the meeting?

You are entitled to attend the meeting only if you were a Kyphon stockholder (or joint holder) of record as of the close of business on April 20, 2004, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 1:30 p.m., local time.

Who is entitled to vote at the meeting?	Only stockholders who owned Kyphon common stock at the close of business on the Record Date are entitled to notice of and to vote at the meeting, and at any postponements or adjournments thereof.

As of the Record Date, 40,057,047 shares of Kyphon common stock were outstanding. Each outstanding share of Kyphon common stock entitles the holder to one vote on each matter considered at the meeting. Accordingly, there are a maximum of 40,057,047 votes that may be cast at the meeting.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of Kyphon common stock entitled to vote at the meeting will constitute a quorum. A quorum is required to conduct business at the meeting. The presence of the holders of Kyphon common stock representing at least 20,028,524 votes will be required to establish a quorum at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

What items of business will be voted on at the meeting?	The items of business scheduled to be voted on at the meeting are as follows:

1.	the election of three nominees to serve as Class II directors on our Board of Directors; and

2.	the ratification of the appointment of our independent auditors for the 2004 fiscal year.

These proposals are described more fully below in this proxy statement. As of the date of this proxy statement, the only business that our Board of Directors intends to present or knows of that others will present at the meeting is as set forth in this proxy statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

How does the Board of Directors recommend that I vote?	Our Board of Directors recommends that you vote your shares “FOR” each of the director nominees and “FOR” the ratification of independent auditors for the 2004 fiscal year.

What shares can I vote at the meeting?

You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Kyphon stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, U.S. Stock Transfer Corporation, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to Kyphon or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of Kyphon common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. Kyphon stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

How can I vote my shares in person at the meeting?

Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Can I change my vote?	You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Kyphon or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to Kyphon management.

What vote is required to approve each item and how are votes counted?	The vote required to approve each item of business and the method for counting votes is set forth below:

Election of Directors. The three director nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class II directors. You may vote either “FOR” or “WITHHOLD” your vote for the director nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Auditors. For the ratification of the appointment of our independent auditors, the affirmative “FOR” vote of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. You may vote “FOR,” “AGAINST” or “ABSTAIN” for these items of business. If you “ABSTAIN,” your abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent auditors, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of independent auditors are considered routine matters. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” all of the Company’s nominees to the Board and “FOR” ratification of the independent auditors. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote “AGAINST” a proposal.

What happens if additional matters are presented at the meeting?

Other than the two proposals described in this proxy statement, we are not aware of any other business to be acted upon at the meeting. If you grant a proxy, the person[s] named as proxy holders, Richard W. Mott (our President and Chief Executive Officer) and David M. Shaw (our Vice President, Legal Affairs, General Counsel and Corporate Secretary), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If, for any unforeseen reason, any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

Who will serve as inspector of election?	We expect a representative of U.S. Stock Transfer Corporation, our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

What should I do in the event that I receive more than one set of proxy/voting materials?

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each Kyphon proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Who is soliciting my vote and who will bear the costs of this solicitation?

Your vote is being solicited on behalf of the Board of Directors of the Company, and the Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2004.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?	As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations.

Stockholder Proposals: For a stockholder proposal to be considered for inclusion in the Kyphon proxy statement for the annual meeting to be held in 2005, the written proposal must be received by the Corporate Secretary of Kyphon at our principal executive offices no later than January 9, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s Annual Meeting, the deadline for inclusion of proposals in the Kyphon proxy statement is instead a reasonable time before Kyphon begins to print and mail its proxy materials. Such proposals also must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable rules established by the U.S. Securities and Exchange Commission (the “SEC”). Proposals should be addressed to:

Corporate Secretary

Kyphon Inc.

1221 Crossman Avenue

Sunnyvale, California 94089

Nomination of Director Candidates: You may propose director candidates for consideration by our Board of Directors. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary of Kyphon at the address of our principal executive offices set forth above. In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws, as well as a statement by the nominee consenting to being named as a nominee and to serving as a director if elected. In addition, the stockholder must give timely notice to the Corporate Secretary of Kyphon in accordance with the provisions of our Bylaws, which require that the notice be received by the Corporate Secretary no later than January 9, 2005.

Copy of Bylaw Provisions: You may contact the Corporate Secretary of Kyphon at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of Kyphon common stock as of the Record Date, by:

•	each stockholder known by us to own beneficially more than 5% of Kyphon common stock;

•	each of our executive officers named in the summary compensation table on page 23 (our Chief Executive Officer and our four other most highly compensated executive officers);

•	each of our directors; and

•	all of our directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has the sole or shared voting power or investment power and any shares that the individual has the right to acquire within 60 days of April 20, 2004 (the Record Date) through the exercise of any stock option or other right. The number and percentage of shares beneficially owned is computed on the basis of 40,057,047 shares of Kyphon common stock outstanding as of the Record Date. Shares of Kyphon common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. The address for those persons for which an address is not otherwise provided is c/o Kyphon Inc., 1221 Crossman Avenue, Sunnyvale, California 94089.

Name and Address of Beneficial Owner	Number of Shares Outstanding	Warrants and Options Exercisable within 60 days	Approximate Percent Owned
Warburg, Pincus Ventures, L.P.(1) 466 Lexington Avenue New York, NY 10017	10,548,850	—	26.3%
Investor Growth Capital Limited(2) National Westminster House Le Truchot St. Peter Port Guernsey Channel Island GYI 4PW, U.K.	3,806,748	—	9.5%
Entities affiliated with The Vertical Group, L.P.(3) 25 DeForest Avenue Summit, NJ 07901	2,529,240	—	6.3%
Elizabeth H. Weatherman(4)	10,548,850	—	26.3%
Jack W. Lasersohn(3)	2,529,240	—	6.31%
Richard W. Mott	—	414,583	1.02%
Karen D. Talmadge, Ph.D.	820,000	192,707	2.52%
Jeffrey L. Kaiser	159,533	176,041	*
Anthony J. Recupero	47,321	171,891	*
Avram A. Edidin	2,032	86,041	*
Douglas W. Kohrs	—	30,000	*
James T. Treace(5)	174,090	41,370	*
Stephen M. Campe	—	—	—
All directors and executive officers as a group (17 persons)	18,206,803	1,438,837	47.34%

 * Less than 1%.

(1)	Warburg, Pincus & Co. (“WP”) is the sole general partner of Warburg, Pincus Ventures, L.P. (“WPV”). WPV is managed by Warburg Pincus LLC (“WP LLC”). Elizabeth H. Weatherman, one of our directors, is a managing director and member of WP LLC and a general partner of WP.
(2)	Consists of 2,664,723 shares owned by Investor Growth Capital Limited, an indirectly wholly owned subsidiary of Investor AB, and 1,142,025 shares owned by Investor Group L.P., a limited partnership of which Investor AB serves as the ultimate general partner. Stephen M. Campe, one of our directors, is an employee of an affiliate of Investor AB. Mr. Campe disclaims beneficial ownership of all shares owned by the Investor AB entities.
(3)	Jack W. Lasersohn, one of our directors, is a general partner of The Vertical Group, L.P. All shares indicated as beneficially owned by Mr. Lasersohn are included because of his affiliation with The Vertical Group, L.P. Mr. Lasersohn disclaims beneficial ownership of all shares owned by the Vertical entities except to the extent of his partnership interest in these shares.
(4)	All shares indicated as owned by Ms. Weatherman are included because of her affiliation with the Warburg Pincus entities. Ms. Weatherman disclaims beneficial ownership of all shares owned by the Warburg Pincus entities. Her address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, NY 10017. See note (1) above.
(5)	Includes 159,090 shares, and a warrant exercisable for 4,912 shares, held by J & A Group, LLC. James T. Treace, one of our directors, is the President and a Managing Member of J & A Group, LLC. Mr. Treace will exercise voting and/or investment control over these shares.

Compliance with Section 16(a) Filing Requirements

Section 16(a) of the Exchange Act requires our directors, officers and beneficial owners of more than 10% of our common stock to file reports of ownership and reports of changes in the ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from reporting persons that no Forms 3, 4 or 5 were required of such persons, we believe that during our fiscal year ended December 31, 2003, all reports were timely filed, with the exceptions noted herein. One late Form 4 report was filed by Anthony J. Recupero on February 13, 2004 to report options exercised for 24,999 shares of our common stock on March 25, 2003. One late Form 4 report was filed by Stephen C. Hams on January 20, 2004 to report the sale of 1,113 shares of our common stock on August 1, 2003.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Board of Directors consists of seven directors. The Company’s directors are James T. Treace (Chairman), Stephen M. Campe, Douglas W. Kohrs, Jack W. Lasersohn, Richard W. Mott, Karen D. Talmadge, Ph.D. and Elizabeth H. Weatherman. The Board of Directors has determined that each of the directors other than Richard W. Mott, the Company’s President and Chief Executive Officer, and Karen D. Talmadge, Ph.D., the Company’s Executive Vice President, Co-Founder and Chief Science Officer, are independent under the listing standards of Nasdaq.

Committees of the Board of Directors

The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time, the Board of Directors may also create various ad hoc committees for special purposes. The membership during the last fiscal year and the function of each of the committees are described below.

Name of Director	Audit Committee		Compensation Committee	Nominating and Corporate Governance Committee
Non-Employee Directors:
James T. Treace (Chairman)	X		X	X
Stephen M. Campe	X	*		X
Douglas W. Kohrs	X			X
Jack W. Lasersohn			X	X
Elizabeth H. Weatherman			X	X

Employee Directors:
Richard W. Mott
Karen D. Talmadge, Ph.D

Number of Meetings Held During the Last Fiscal Year	6		2	—

X =	Committee member
* =	Chairman of Committee

Audit Committee.    The Audit Committee oversees the Company’s accounting and financial reporting processes and the audits of its financial statements. In this role, the Audit Committee monitors and oversees the integrity of the Company’s financial statements and related disclosures, the qualifications, independence, and performance of the Company’s independent auditor, the performance of the Company’s internal auditing function, and the Company’s compliance with applicable legal requirements and its business conduct policies. The Board of Directors has determined that each member of the Audit Committee meets the independence and financial literacy requirements of the Nasdaq rules and the independence requirements of the SEC. The Board of Directors has not been able to identify a current member of the Audit Committee who clearly qualifies and can be named as an “audit committee financial expert,” as defined in SEC rules. The Board of Directors, through the Nominating and Corporate Governance Committee, will be conducting a search during the coming year for a qualified individual to serve as a member of our Board of Directors and as a financial expert on our Audit Committee. The Audit Committee has a written charter, which was last amended and restated by the Board of Directors in March 2004. A copy of the charter is attached as Appendix A to this proxy statement. The report of the Audit Committee appears on page 14 of this proxy statement.

Compensation Committee.    The Compensation Committee administers the Company’s equity compensation plans, determines the compensation for the Company’s executive officers, and recommends to the Board of Directors appropriate compensation for our President and Chief Executive Officer. The Compensation Committee has a written charter, which was last amended and restated by the Board of Directors in April 2004. A copy of the charter is attached as Appendix B to this proxy statement. The report of the Compensation Committee appears beginning on page 15 of this proxy statement.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee assists the Board in ensuring that it is properly constituted and conducts itself appropriately in carrying out its duties and meeting its fiduciary obligations, and that the Company has, and follows, appropriate corporate governance standards. The Committee is responsible for developing and recommending to the Board the governance principles applicable to Kyphon; overseeing the evaluation of the Board and management of Kyphon; recommending to the Board director nominees for each committee; and assisting the Board in identifying prospective director nominees and determining the director nominees for election at annual meetings of stockholders of Kyphon. The Nominating and Corporate Governance Committee was established by the Board, and its charter was adopted by the Board, in April 2004. The charter of the Nominating and Corporate Governance Committee is attached as Appendix C to this proxy statement.

Meetings Attended by Directors

The Board of Directors held seven meetings during 2003. The Audit Committee and the Compensation Committee held six and two meetings, respectively, during 2003. The Nominating and Corporate Governance Committee was formed in 2004 and as such did not hold any meetings during 2003. No director attended fewer than 75% of the meetings of the Board of Directors or committee(s) on which he or she served during 2003.

Beginning in 2004, the independent directors will have regularly scheduled meetings at which only they are present. The meetings of the independent directors typically will take place in connection with the regularly scheduled meetings of the full Board of Directors. The independent directors may meet at such other times as they deem necessary or appropriate.

The directors of the Company are encouraged to attend the Company’s annual meeting of stockholders. In 2003, four of the Company’s directors attended the annual meeting of stockholders.

Consideration of Director Nominees

Stockholder Nominations and Recommendations.    As described above in the Question and Answer section of this proxy statement under “What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?,” our Bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the Board. In addition, the Nominating and Corporate Governance Committee (the “Committee”) may consider properly submitted stockholder recommendations (as opposed to formal nominations) for candidates for membership on the Board. A stockholder may make such a recommendation by submitting the following information to our Corporate Secretary at 1221 Crossman Avenue, Sunnyvale, California 94089: the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, professional and personal references, information regarding any relationships between the candidate and Kyphon within the last three years and evidence of ownership of Kyphon stock by the recommending stockholder.

Director Qualifications.    Members of the Board should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Business Conduct and Ethics. While the Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and

(iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

Identifying and Evaluating Director Nominees.    Although candidates for nomination to the Board of Directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of Board of Directors through professional search firms, stockholders or other persons. The Committee shall review the qualifications of any candidates who have been properly brought to the Committee’s attention. Such review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. The Committee shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by stockholders are evaluated by the independent directors using the same criteria as other candidates.

Director Compensation

Our non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with attending board and committee meetings but have not been compensated for their services as board members. We have in the past granted directors options to purchase our common stock pursuant to the terms of our 1996 Stock Option Plan, which has now been replaced with our 2002 Stock Plan. In addition, non-employee directors are eligible for an option grant under our 2002 Director Option Plan. Our Board of Directors retains discretion over the grants made under the 2002 Director Option Plan and there are no automatic grants made to non-employee directors on an annual basis. There have been no grants made under the 2002 Director Option Plan since it was adopted in April 2002.

Code of Business Conduct and Ethics

Kyphon is committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics (the “Code”) reflects our values and the business practices and principles of behavior that support this commitment. The Code satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the Nasdaq listing standards requirement for a “code of conduct.” The Code is available on the Company’s website at www.kyphon.com under “About Kyphon—Investors.” We will post any amendment to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC or the Nasdaq, on our website.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee nor any executive officer of Kyphon has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. No Compensation Committee member is an officer or employee of Kyphon.

Certain Relationships and Related Transactions

In the Company’s last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Family Relationships

Elizabeth A. Rothwell, our Vice President, Operations and Quality, is the sister of Richard W. Mott, our President, Chief Executive Officer and Director. There are no other family relationships among any of our directors or executive officers.

Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to: Board of Directors, c/o Corporate Secretary, Kyphon Inc., 1221 Crossman Avenue, Sunnyvale, California 94089.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of Kyphon’s financial statements, Kyphon’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence, the performance of Kyphon’s internal audit function and independent auditors, and risk assessment and risk management. The Audit Committee also oversees Kyphon’s relationship with its independent auditors (who report directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from Kyphon for such advice and assistance.

Kyphon’s management is responsible for preparing Kyphon’s financial statements and for Kyphon’s financial reporting process. Kyphon’s independent auditors, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of Kyphon’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements for 2003 with Kyphon’s management.

2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380), SAS 99 (Consideration of Fraud in a Financial Statement Audit) and Securities and Exchange Commission rules discussed in Final Releases Nos. 33-8183 and 33-8183a.

3. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committee”) and has discussed with the independent auditors the independent auditors’ independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in Kyphon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

The foregoing report is provided by the undersigned members of the Audit Committee.

Stephen M. Campe

Douglas W. Kohrs

James T. Treace

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors, comprising three outside directors, is responsible for the administration of our compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. Our compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to our performance and stockholder return.

Compensation Philosophy

Our overall executive compensation philosophy is based on a series of guiding principles derived from our values, business strategy, and management requirements. These principles are summarized as follows:

•	Provide competitive levels of total compensation which will enable us to attract and retain the best possible executive talent;

•	Motivate executives to achieve optimum performance for us;

•	Align the financial interest of executives and stockholders through equity-based plans; and

•	Provide a total compensation program that recognizes individual contributions as well as overall business results.

Compensation Program

The Compensation Committee establishes and reviews general policies relating to compensation and benefits of our employees and is responsible for reviewing and recommending to the Board the specific compensation and benefits for our Chief Executive Officer and for reviewing and determining the compensation and benefits of all of our other executive officers. The Compensation Committee is also responsible for the administration of the 2002 Stock Plan, the 2002 Director Option Plan and the 2002 Employee Stock Purchase Plan. There are two major components to our executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Compensation Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

Base Salary.    In setting compensation levels for executive officers, the Compensation Committee reviews competitive information relating to compensation levels for comparable positions at medical product, biotechnology and high technology companies. In addition, the Compensation Committee may, from time to time, hire compensation and benefits consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to equity and critical nature of the position relative to our success.

Bonus.    The Compensation Committee oversees the administration of the Key Contributor Incentive Plan (“KCIP”), our annual bonus program for management and senior individual contributors. KCIP bonuses are calculated based on a formula that weighs individual and Company performance factors. The Company performance factor is determined by comparing actual revenue and operating income to targeted revenue and operating income. The individual performance factor is determined by a subjective evaluation of the individual’s achievement of set goals and objectives, and overall performance.

Long-Term Incentives.    Our 2002 Stock Plan provides for the issuance of stock options to our officers and employees to purchase shares of our common stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to our executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of our equity.

2003 Compensation for the Chief Executive Officer

In determining an appropriate recommendation to the Board of Directors for Mr. Mott’s salary for 2003, the Compensation Committee considered competitive compensation data for chief executive officers of similar companies within the medical device and biotechnology industry, taking into account their past experience and knowledge.

Section 162(m) of the Internal Revenue Code Limitations on Executive Compensation

In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended. Section 162(m) may limit our ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to our Chief Executive Officer and our four other highest paid executive officers in any one fiscal year. None of our executive officers received any such compensation in excess of this limit during fiscal year 2003. Grants under the 2002 Stock Plan are not subject to the deduction limitation, including the option grant limitations described below.

Section 162(m) places limits on the deductibility for United States federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation income associated with options granted to such persons, our 2002 Stock Plan provides that no employee may be granted, in any of our fiscal years, options to purchase more than 1,000,000 shares of common stock. In addition, our 2002 Stock Plan provides that in connection with an employee’s initial employment, the employee may be granted up to 2,000,000 additional shares of common stock.

The foregoing report is provided by the undersigned members of the Compensation Committee.

Jack W. Lasersohn

James T. Treace

Elizabeth H. Weatherman

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

Our Amended and Restated Certificate of Incorporation provides that our Board of Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Our Board of Directors currently consists of seven directors, divided among the three classes as follows: two Class I directors, Richard W. Mott and Karen D. Talmadge, Ph.D., whose terms expire at our Annual Meeting of Stockholders to be held in 2006; three Class II directors, Stephen M. Campe, Douglas W. Kohrs and Jack W. Lasersohn, whose terms expire at this meeting; and two Class III directors, James T. Treace and Elizabeth H. Weatherman, whose terms expire at our Annual Meeting of Stockholders to be held in 2005. In January 2004, in accordance with our Amended and Restated Certificate of Incorporation and Bylaws, the Board of Directors increased the number of directorships from seven to nine, with the two additional directorships apportioned among the three classes so as to maintain the number of directors in each class as nearly equal as possible. The two additional directorships are currently vacant, but the Board of Directors anticipates appointing a director qualified to serve as the financial expert on the Audit Committee, as described above under “Corporate Governance and Board Matters—Committees of the Board of Directors.”

The names of each member of the Board of Directors, the class in which they serve, their ages as of the Record Date, principal occupation and length of service on the Board of Directors is as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class I Directors
Richard W. Mott	2006	45	President and Chief Executive Officer	2002
Karen D. Talmadge, Ph.D.	2006	51	Executive Vice President, Co-Founder and Chief Science Officer	1994

Class II Directors
Stephen M Campe (2)(3)	2004	38	Managing Director, Investor Growth Capital, Inc.	1999
Douglas W. Kohrs (2)(3)	2004	46	President, Chief Executive Officer, and Chairman of the Board of American Medical Systems	2000
Jack W. Lasersohn (1)(3)	2004	51	General Partner, The Vertical Group, L.P.	1996

Class III Directors
James T. Treace (1)(2)(3)	2005	58	President and Managing Member, J & A Group, LLC	2001
Elizabeth H. Weatherman (1)(3)	2005	44	Managing Director, Warburg Pincus, LLC	2000

(1)	Member of the Compensation Committee
(2)	Member of the Audit Committee
(3)	Member of the Nominating and Corporate Governance Committee

Director Nominees

The Board of Directors has nominated Stephen M. Campe, Douglas W. Kohrs and Jack W. Lasersohn for re-election as Class II directors.

Stephen M. Campe has served as a member of our Board of Directors since December 1999. Since April 1998, Mr. Campe has been a Managing Director of Investor Growth Capital, Inc., a wholly-owned subsidiary of Investor AB, and a venture capital firm focusing on health care and information technology investments. From September 1995 to April 1998, Mr. Campe was a consultant at McKinsey & Co., a management consulting firm. He currently serves as a director of several private companies. Mr. Campe holds a B.S. in Economics and a B.A. in Systems Science Engineering from the University of Pennsylvania and an M.B.A. from Yale University.

Douglas W. Kohrs has served as a member of our Board of Directors since April 2000. Since April 1999, Mr. Kohrs has been President, Chief Executive Officer and a director of American Medical Systems, a supplier of medical devices to treat urological disorders. From May 1998 to April 1999, Mr. Kohrs was general manager of Sulzer Spine-Tech. From August 1991 to May 1998, Mr. Kohrs served as Vice President of Research and Development and Vice President of Marketing for Spine-Tech, a predecessor of Sulzer Spine-Tech. Mr. Kohrs holds a B.S. in Bioengineering from Texas A&M University, a B.A. in Engineering Sciences from Austin College and an M.B.A. from Northeastern University.

Jack W. Lasersohn has served as a member of our Board of Directors since August 1996. From 1989 to the present, Mr. Lasersohn has served as a general partner of The Vertical Group, L.P., a private venture capital firm. From 1981 to 1989, Mr. Lasersohn was a vice president and then director of the venture capital division of F. Eberstadt & Co. Mr. Lasersohn serves as a director of several privately-held medical companies. Mr. Lasersohn holds a B.S. in Physics from Tufts University, an M.A. from the Fletcher School of Law & Diplomacy at Tufts University and a J.D. from Yale University.

If elected, Messrs. Campe, Kohrs and Lasersohn will hold office as Class II directors until our Annual Meeting of Stockholders to be held in 2007, and until their respective successors are elected and qualified or until their earlier death, resignation or removal.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE THREE NOMINEES FOR CLASS II DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2004 Annual Meeting

Richard W. Mott has served as our President and Chief Executive Officer and director since September 2002. From January 1998 through March 2002 Mr. Mott held several positions at Wilson Greatbatch Technologies, Inc., a developer of components for implantable medical devices, including Chief Operating Officer from December 2000 to March 2002 and Senior Vice President from January 1998 to November 2000. Mr. Mott holds a B.S. in Ceramic Engineering from Alfred University.

Karen D. Talmadge, Ph.D. co-founded Kyphon and has served as a member of our Board of Directors since inception. She has also served as our Chief Science Officer since June 2003 and as Executive Vice President since November 1998. From January 1994 to November 1998, Dr. Talmadge served as our President, Chief Executive Officer and Treasurer. Dr. Talmadge holds an A.B. in Biology from Bryn Mawr College and a Ph.D. in Biochemistry from Harvard University.

James T. Treace has served as a member of our Board of Directors since July 2001 and has served as Chairman of our Board of Directors since 2001. Mr. Treace is currently the President and a Managing Member of the J & A Group, LLC, a private investment and consulting business. From November 1999 to October 2000, Mr. Treace was the President of Medtronic Xomed, a manufacturer of surgical products used by ear, nose and throat surgeons. From April 1996 until November 1999, he served as Chairman of the Board of Directors, President and Chief Executive Officer of Xomed Surgical Products, the predecessor of Medtronic Xomed. Mr. Treace serves as a director of Wright Medical Group, a publicly-held company.

Elizabeth H. Weatherman has served as a member of our Board of Directors since September 2000 and also from August 1996 through January 1998. Since 1996, Ms. Weatherman has been a Managing Director of Warburg Pincus, LLC, a private equity and venture capital firm. She is responsible for Warburg Pincus’ medical device investment activities. Ms. Weatherman also serves as a director of American Medical Systems, Wright Medical Group, Micro Therapeutics and several privately-held companies. Ms. Weatherman holds a B.A. from Mount Holyoke College and an M.B.A. from Stanford University.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent auditors to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2004. PricewaterhouseCoopers audited the Company’s consolidated financial statements for 2003 and 2002. PricewaterhouseCoopers is a registered public accounting firm.

The Board of Directors is asking the stockholders to ratify the selection of PricewaterhouseCoopers as the Company’s independent auditor for 2004. Although not required by law, the Nasdaq listing standards, or our Bylaws, the Board of Directors is submitting the selection of PricewaterhouseCoopers to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers are expected to be present at the meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from the Company’s stockholders.

Board of Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS THE COMPANY’S INDEPENDENT AUDITORS FOR 2004.

Audit and Non-Audit Services

The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company’s independent auditor. In addition to retaining PricewaterhouseCoopers to audit the Company’s consolidated financial statements for 2003, the Audit Committee retained PricewaterhouseCoopers to provide other auditing and advisory services in 2003. The Audit Committee understands the need for PricewaterhouseCoopers to maintain objectivity and independence in its audits of the Company’s financial statements. The Audit Committee has reviewed all non-audit services provided by PricewaterhouseCoopers in 2003 and has concluded that the provision of such services was compatible with maintaining PricewaterhouseCoopers’ independence in the conduct of its auditing functions.

To help ensure the independence of the independent auditor, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for the Company by its independent auditor. Pursuant to this policy, all audit and non-audit services to be performed by the independent auditor must be approved in advance by the Audit Committee. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers for the years ended December 31, 2003 and 2002, were:

Service Category	2003	2002
Audit Fees	$191,000	$377,000
Audit-Related Fees	13,000	13,000
Fees for Tax Services	88,000	61,000
All Other Fees	—	—

Total	$292,000	$451,000

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “fees for tax services” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Executive Officers and Senior Management

Set forth below is certain information concerning the executive officers and other senior management of the Company.

Name	Age	Position(s)
Richard W. Mott	45	President, Chief Executive Officer and Director
Karen D. Talmadge, Ph.D.	51	Executive Vice President, Co-Founder, Chief Science Officer and Director
Jeffrey L. Kaiser	53	Vice President, Finance and Administration and Chief Financial Officer
Cindy M. Domecus	44	Vice President, Clinical Research and Regulatory Affairs
Avram A. Edidin, Ph.D.	39	Vice President, Research and Development
Mary K. Hailey	43	Vice President, Reimbursement
Stephen C. Hams	53	Vice President, Human Resources
Anthony J. Recupero	45	Vice President, Sales
Elizabeth A. Rothwell	35	Vice President, Operations and Quality
David M. Shaw	37	Vice President, Legal Affairs, General Counsel and Secretary
Julie D. Tracy	42	Vice President, Marketing
Bert Vandervelde	41	Vice President, General Manager, Kyphon Europe/Asia Pacific

Further information with respect to Richard W. Mott and Karen D. Talmadge, Ph.D. is provided above under “Proposal One—Election of Directors.”

Jeffrey L. Kaiser has served as our Vice President, Finance and Administration and Chief Financial Officer since March 2000. From May 1997 through December 1999, he was Vice President, Chief Financial Officer, Treasurer and Secretary of UroQuest Medical, a manufacturer of products to treat urological disorders. From March 1990 to June 1996, Mr. Kaiser was Vice President, Finance and Administration and Chief Financial Officer of EP Technologies, now a division of Boston Scientific that manufactures interventional cardiac electrophysiology products. Mr. Kaiser is a Certified Public Accountant and holds a B.S. in Business Administration from Miami University, Oxford, Ohio. Mr. Kaiser recently announced his intention, for health reasons, to transition into another role at the Company. The Company is currently searching for Mr. Kaiser’s successor.

Cindy M. Domecus has served as Vice President, Clinical Research and Regulatory Affairs since December 2003. From April until December 2003, Ms. Domecus served as a regulatory consultant to the Company. From May 1994 through November 2003, Ms. Domecus served in senior regulatory and clinical positions (including Senior Vice President Clinical Research and Regulatory Affairs beginning in May 1996) at Conceptus, a women’s health focused medical device company. From 1992 to 1994, she served as Senior Director and Director of Regulatory and Quality Affairs for Systemix, a biotechnology firm. From 1986 to 1992, Ms. Domecus served in varying regulatory affairs capacities with Collagen Corporation, a biomedical device manufacturer. In 1995, Ms. Domecus was appointed by the FDA to its OB/GYN Advisory Panel as the Industry Representative and served on the panel until January 2001. Ms. Domecus holds a B.A. in Psychology from the University of the Pacific.

Avram A. Edidin, Ph.D. has served as our Vice President, Research and Development since January 2002. From November 1996 through January 2002, he was the Principal Research Scientist at Stryker Osteonics. From September 2000 through June 2001, he was a Visiting Lecturer for the Department of Mechanical and Aerospace

Engineering at Princeton University. From July 1999 through the present, he has been a Research Associate Professor for the Department of Biomedical Engineering at Drexel University. From May 1999 through the present, he has been a member of the Bioengineering Industrial Advisory Board for the College of Engineering at the University of California, Berkeley. Dr. Edidin holds a B.S. in Mechanical and Aerospace Engineering and an M.S. and Ph.D. in Bioengineering from Cornell University.

Mary K. Hailey has served as our Vice President, Reimbursement since February 2002. From October 1999 to February 2002, she served as our Director of Reimbursement. From July 1997 to October 1999, Ms. Hailey was initially Third Party Relations/Reimbursement Manager and then Director, Third Party Relations/Reimbursement for Sulzer Spine-Tech, a manufacturer of orthopedic devices. From May 1983 to July 1997, she was a case manager and co-owner of Hailey & Heinrich, an occupational rehabilitation company. Ms. Hailey holds a B.S. in Vocational Rehabilitation from the University of Wisconsin.

Stephen C. Hams has served as our Vice President, Human Resources since February 2003. From June 1999 to January 2003, Mr. Hams was a Senior Vice President at E.piphany, Inc., an enterprise software company. From May 1995 to December 1998, he was Chief Operating Officer of the American Basketball League. Mr. Hams holds a B.A. from California State University and an M.B.A. from the University of Michigan.

Anthony J. Recupero has served as our Vice President, Sales since September 2000. From October 1999 through August 2000, he served as our Director of Sales for North America. From January 1998 through September 1999, Mr. Recupero was Director of Sales for Sulzer Spine-Tech. From July 1987 through December 1997, he held various positions with United States Surgical Corporation, a manufacturer of minimally invasive surgical devices, including Director of National Accounts and Divisional Sales Director. Mr. Recupero holds a B.A. in Communications from the State University of New York at Albany.

Elizabeth A. Rothwell has served as our Vice President of Operations since February 2003 and our Vice President of Quality since November 2002. From September 1996 to April 2002, Ms. Rothwell was Vice President of Intercon, a contract-manufacturing firm. Ms. Rothwell holds a B.S. in Ceramic Engineering from Alfred University and an M.S. in Electrical Engineering from Virginia Polytechnic Institute.

David M. Shaw has served as our Vice President, Legal Affairs and General Counsel since September 2003. Prior to joining Kyphon, Mr. Shaw held legal positions at medical robotics company Intuitive Surgical, Inc., including Vice President, Legal Affairs and Corporate Counsel from January 2002 through September 2003 and Chief Patent Counsel from April 1999 through January 2002. From February 1998 through April 1999, he was the Director, Intellectual Property at EndoVasix, Inc. Mr. Shaw holds a B.S. in Chemical Engineering summa cum laude from North Carolina State University and a J.D. with high honors from Duke University School of Law.

Julie D. Tracy has served as our Vice President of Marketing since January 2003. From January 1998 to January 2003, Ms. Tracy held various positions with Thoratec Corporation, a developer of medical devices to treat cardiac diseases and vascular blood disorders, including Senior Director of Business Development and Reimbursement from June 2002 to December 2002, Senior Director of Marketing from January 2002 to May 2002 and Director of Marketing from January 1998 to December 2001. Ms. Tracy holds a B.S. in Business Administration from the University of Southern California and an M.B.A. from Pepperdine University.

Bert Vandervelde has served as our Vice President, General Manager, Kyphon Europe / Asia Pacific since joining us in January 2001. From November 1999 through December 2000, Mr. Vandervelde was an independent business consultant in Europe. From November 1998 to October 1999, he was Vice President, General Manager for VascA Europe, a developer of vascular access technology for dialysis patients. From December 1996 to October 1998, he was Vice President, General Manager for CellPro Europe, a manufacturer of cell selection and cell transplantation equipment. Mr. Vandervelde holds an Engineering degree from Brussels HTI.

Summary Compensation Table

The table below sets forth summary compensation information for 2003, 2002 and 2001 for the Company’s Chief Executive Officer and each of the four other most highly compensated executive officers of the Company who were serving in such capacities as of December 31, 2003.

	Year	Annual Compensation					Long-Term Compensation Awards		All Other Compensation ($)
Name and Principal Position		Salary ($)		Paid Bonus ($)		Other Annual Compensation	Restricted Stock Awards ($)	Number of Shares Underlying Options (#)
Richard W. Mott (1) President and Chief Executive Officer	2003 2002 2001	$ $	317,500 103,333 —		$54,634 — —	— — —	— — —	100,000 900,000 —	$ $	39,531 43,454 —	(2) (3)

Karen D. Talmadge, Ph.D. Executive Vice President, Co-Founder and Chief Science Officer	2003 2002 2001	$ $ $	192,825 180,000 180,000	$ $ $	64,363 36,000 40,000	— — —	— — —	5,000 — —		— — —

Jeffrey L. Kaiser Vice President, Finance and Administration and Chief Financial Officer	2003 2002 2001	$ $ $	209,000 200,000 171,250	$ $ $	86,054 40,250 32,000	— — —	— — —	5,000 — —		— — —

Avram A. Edidin (4) Vice President, Research and Development	2003 2002 2001	$ $	219,475 175,075 —	$ $	66,859 30,000 —	— — —	— — —	5,000 300,000 —	$ $	18,093 37,488 —	(5) (6)

Anthony J. Recupero Vice President, Sales	2003 2002 2001	$ $ $	226,000 172,500 162,750	$ $ $	53,750 125,000 138,819	— — —	— — —	50,000 — 50,000	$ $ $	10,950 31,600 39,000	(7) (8) (9)

(1)	Mr. Mott joined the Company in September 2002.
(2)	Consists of relocation expenses.
(3)	Consists of relocation expenses.
(4)	Mr. Edidin joined the Company in January 2002.
(5)	Consists of relocation expenses.
(6)	Consists of $14,185 in relocation expenses, $2,847 in retroactive pay and a $20,456 cost of living adjustment.
(7)	Consists of an auto allowance.
(8)	Consists of an $7,600 auto allowance and a $24,000 cost of living adjustment.
(9)	Consists of an $7,500 auto allowance and a $31,500 cost of living adjustment.

Option Grants in 2003

The table below sets forth information concerning the stock options grants in 2003 to the executive officers named in the Summary Compensation Table and the potential realizable value of such stock options at assumed annual rates of stock price appreciation for the ten-year terms thereof.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)
Name	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year (1)	Exercise Price ($/Sh)	Expiration Date	5%	10%
Richard Mott	100,000	4.7%	$15.400	7/21/13	$986,498	$2,454,363
Avram Edidin	5,000	0.2%	$15.400	7/21/13	$48,425	$122,718
Jeffrey L. Kaiser	5,000	0.2%	$15.400	7/21/13	$48,425	$122,718
Anthony J. Recupero	50,000	2.4%	$9.98	3/11/13	$313,818	$795,277
Karen D. Talmadge, Ph.D.	5,000	0.2%	$15.400	7/21/13	$48,425	$122,718

Stock Option Exercises and Values for 2003

The table below sets forth information concerning the number of stock options exercised in 2003 and the value realized upon their exercise by the executive officers named in the Summary Compensation Table and the number and value of their unexercised stock options at December 31, 2003.

Name	Shares Acquired Upon Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At December 31, 2003 (#)		Value of Unexercised In-the-Money Options at December 31, 2003 ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard W. Mott	—	—	291,666	708,334	3,518,223	8,368,777
Avram A. Edidin	66,000	1,148,660	78,270	160,730	1,702,186	3,453,184
Jeffrey L. Kaiser	—	—	158,332	21,668	3,801,860	455,790
Anthony J. Recupero	24,999	249,490	159,391	76,043	3,726,788	1,447,292
Karen D. Talmadge, Ph.D.	—	—	179,686	25,314	4,369,429	538,721

(1)	The fair market value of a share of our common stock at the close of business on December 31, 2003, was $24.83.

Employment Agreements

Other than as set forth below, each of our named executive officers signed an offer letter before commencing their employment with us. The offer letters set forth each officer’s:

•	position and title,

•	salary and other compensation,

•	health benefits,

•	option grant and vesting schedule, and

•	obligation to abide by confidentiality provisions.

Additionally, each offer letter states that employment with us is at-will and may be terminated by either party at any time with or without notice or cause.

In September 2002, we entered into an at-will employment agreement with Richard Mott whereby we agreed that in the event of his termination without cause or subject to constructive termination, Mr. Mott will become a consultant for 12 months and will continue to receive payments equivalent to his base salary in effect upon his termination and equivalent benefits. The agreement also provides for an annual salary of $310,000, annual performance bonuses of up to 40% of the annual salary, temporary housing, travel and car allowances for the first 6 months of employment, reimbursement of reasonable relocation expenses, and an option to purchase 900,000 shares of our common stock which vests as to 25% of the shares after the first year of employment and in equal monthly installments thereafter over the following 36 months. In the event of a change of control followed by Mr. Mott’s termination without cause or subject to his constructive termination, Mr. Mott will receive accelerated vesting on the entire option and a bonus equivalent to that paid to him in the previous fiscal year.

The employment offer letter to Jeffrey Kaiser provides that, in the event of a change in control, all of his outstanding stock options will fully and immediately vest if his position is eliminated or changed in a specified manner and he will receive a severance payment equal to six months of his annual salary if he is terminated without cause.

In 2003, the Compensation Committee amended the stock options previously granted to Anthony Recupero to provide that, in the event of a change of control, all of his outstanding stock options will fully and immediately vest if his position is eliminated or changed in a specified manner.

Equity Compensation Plan Information

The following table provides certain information with respect to the Company’s equity compensation plans in effect as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders	6,611,650	$7.96	3,987,531
Equity compensation plans not approved by security holders	—	—	—

Total	6,611,650	$7.96	3,987,531

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return of the Nasdaq Market, U.S. Index (“Nasdaq U.S. Index”) and the Nasdaq Medical Equipment Index for the period beginning on May 17, 2002, our first day of trading after our initial public offering, and ending on December 31, 2003.

*	The graph assumes that $100 was invested on May 17, 2002 in our common stock, the Nasdaq U.S. Index and the Nasdaq Medical Equipment Index, and that all dividends were reinvested. No dividends have been declared or paid on our common stock. Stock performance shown in the above chart for the common stock is historical and should not be considered indicative of future price performance.

OTHER MATTERS

We are not aware of any other business to be presented at the meeting. As of the date of this proxy statement, no stockholder had advised us of the intent to present any business at the meeting. Accordingly, the only business that our Board of Directors intends to present at the meeting is as set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the proxies will use their discretion to vote on such matters in accordance with their best judgment.

By order of the Board of Directors,

David M. Shaw

Vice President, Legal Affairs, General Counsel and Secretary

Sunnyvale, California

May 7, 2004

APPENDIX A

KYPHON INC.

Audit Committee Charter

(as amended March 2, 2004)

I.	CHARTER STATEMENT

This Charter specifies the scope of the Audit Committee’s (the “Committee”) responsibilities and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the “Board”) in fulfilling its financial oversight responsibilities by reviewing and reporting upon: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal and external controls regarding finance, accounting and legal compliance that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s financial policies, procedures and practices at all levels. The Committee’s primary duties are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control systems.

•	Review and apprise the audit efforts and independence of the Company’s accountants.

•	Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II.	STRUCTURE AND MEMBERSHIP REQUIREMENTS

The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be “independent” directors within the meaning of applicable NASDAQ and SEC rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member should have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individual’s financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

The members of the Committee shall be elected by the Board and shall serve until their successor shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee.

III.	MEETINGS

As part of its job to foster open communication, the Committee must meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should meet with the independent accountants and management quarterly to review the Company’s financial statements consistent with Section IV.6 below.

IV.	PROCESSES

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review; General Provisions

1.	Obtain the Board members’ approval of this Charter.

2.	Review and reassess the Charter’s adequacy periodically, but at least annually, as conditions dictate.

3.	Review the Company’s annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants.

4.	Review the regular Management Letter to management prepared by the independent accountants and management’s response.

5.	Review and approve in advance any proposed related party transactions.

6.	Review the interim financial statements with financial management and the independent accountants prior to the filing of the Company’s Form 10-Q. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent accountants’ judgment of the quality of the Company’s accounting and any uncorrected misstatements as a result of the quarterly review by the independent accountants.

7.	Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board meeting at which those recommendations are present.

8.	Review, approve and monitor the Company’s code of ethics for its senior financial officers.

9.	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

10.	Establish procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Independent Accountants

11.	Appoint, compensate and oversee the work of the independent accountants (including resolving disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

12.	Pre-approve non-audit services provided to the Company by the independent accountants (or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible); in this regard, the Committee shall have the sole authority to approve the hiring and firing of the independent accountants, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent accountants.

13.

Review and provide guidance with respect to the external audit and the Company’s relationship with its independent accountants by (i) reviewing the independent accountants’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent accountants regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent accountants’ peer review conducted every three years; (iv) discussing with the Company’s independent accountants the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the Committee by the independent accountants in accordance with the applicable SEC requirements.

14.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside accountants.

15.	Review with the independent accountants their ultimate accountability to the Board and to the Committee.

16.	Review and evaluate the performance of the independent accountants and approve any nomination or proposed discharge of the independent accountants when circumstances warrant.

Financial Reporting Processes

17.	Review on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent accountants to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent accountants relating to such disclosure.

18.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied to financial reporting.

19.	Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

20.	Establish regular and separate systems of reporting to the Committee by both management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

21.	Following completion of the annual audit, review separately with both management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

22.	Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

23.	Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

24.	Provide oversight and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

Proxy Statement and NASD Reporting

25.	State in the annual proxy statement that the Committee has adopted a written charter and include a copy of this charter as an appendix to the proxy statement once every three years.

26.

Include a report in the annual proxy statement, over the names of all Committee members, stating whether the Committee reviewed and discussed the audited financial statements with management, discussed with the independent accountants the matters requiring discussion, including but not limited to those matters required by the Statement of Auditing Standards No. 61, as amended, received the written disclosures and letter from the independent accountants as required by Independence Standards Board Standard No. 1, and based upon that review and discussion, recommended to the Board that the audited financial statements be included in the Form 10-K.

V.	COMPENSATION

Members of the Committee shall receive such fees, if any, for their service as Committee members as may be determined by the Board of Directors in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board of Directors.

Members of the Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

VI.	DELEGATION OF AUTHORITY

The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its scheduled meetings.

VII.	CLARIFICATION OF AUDIT COMMITTEE’S ROLE

It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF KYPHON INC.

(As Amended April 28, 2004)

PURPOSE:

The purpose of the Compensation Committee established pursuant to this charter is (i) to review and determine all forms of compensation to be provided to the executive officers of Kyphon Inc., a Delaware corporation (the “Company”), including bonus and stock compensation, benefits and loans, excluding the Chief Executive Officer, (ii) to review and recommend to the full Board of Directors the compensation to be provided to the Chief Executive Officer of the Company, (iii) to review and recommend to the full Board of Directors any compensation for our directors, and (iv) to establish and review general policies relating to compensation, benefits, and all bonus and stock compensation to all employees.

The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Company’s Board of Directors from time to time prescribes.

STATEMENT OF PHILOSOPHY:

The policy of the Compensation Committee is to maximize stockholder value over time. The primary goal of the Company’s Compensation Committee and its executive compensation program is therefore to closely align the interests of the executive officers with those of the Company’s stockholders. To achieve this goal the Committee attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company; (ii) motivate individuals to perform at their highest level and reward outstanding achievement; (iii) maintain a significant portion of the executive’s total compensation at risk, tied to achievement of financial, organizational and management performance goals; and (iv) encourage executives to manage from the perspective of owners with an equity stake in the Company.

MEMBERSHIP:

As determined by the Board of Directors, the Compensation Committee shall consist of a minimum of two (2) directors, each of whom shall be “independent” directors within the meaning of applicable NASDAQ rules, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

In addition, although the Board of Directors may choose, from time to time, to have a non-”independent” director of the Company, within the meaning of the NASDAQ rules, serve on the Compensation Committee, the Compensation Committee shall nevertheless be composed solely of “Outside Directors” as such term is defined with respect to Section 162(m) of the Internal Revenue Code of 1986 (“Section 162(m)”), as amended, and such members shall be “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”).

Outside Directors. A director is not considered to be an “Outside Director” if he or she is (i) is a current employee of the Company or any other Company in its affiliated group (whether or not the companies file a consolidated return) (collectively, the “Corporation”); (ii) is a former employee of the Corporation receiving compensation during the taxable year for prior services (other than tax-qualified retirement benefits); (iii) is a former officer of the Corporation; (iv) receives remuneration, either directly or indirectly, from the Corporation in any capacity other than as a director. Remuneration is defined herein to include any payment in exchange for goods or services and is considered paid to the director: (i) if paid to the director personally; (ii) if paid to an entity that is at least 50% owned by the director; or (iii) represents more than the lesser of (1) $60,000 or (2) 5% of the entity’s gross income, if paid to the entity at least 50% owned by the director.

Non-Employee Director. A “Non-Employee Director” is a director who (i) is not currently an officer of the Company or its parent or subsidiary and is not otherwise employed by the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or its parent or subsidiaries for services rendered as a consultant in the aggregate per fiscal year that would require disclosure as an “Interested Transaction” pursuant to Item 404(a) of Regulation S-K; (iii) does not possess an interest in any other transaction that would be required to be disclosed as an “Interested Transaction” pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

RESPONSIBILITIES:

The responsibilities of the Compensation Committee include:

1.	Reviewing and determining the compensation policy for executive officers of the Company, and such other officers of the Company as directed by the Board;

2.	Reviewing and determining all forms of compensation (including all “plan” compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company, excluding the Company’s Chief Executive Officer;

3.	Reviewing and making recommendations to the Board of Directors concerning all forms of compensation to be provided to the Company’s Chief Executive Officer;

4.	Reviewing and determining for all Company employees the general performance goals and guidelines, compensation and benefits, and the criteria by which bonuses are determined, including all stock option grants.

5.	Reviewing and making recommendations to the Board of Directors regarding the compensation policy for directors of the Company;

6.	Acting as Administrator (as defined under each plan) and administering, within the authority delegated by the Board of Directors, the 2002 Stock Plan, the 2002 Employee Stock Purchase Plan, the 2002 Director Option Plan and the 1996 Stock Plan. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) in compliance with Rule 16b-3 promulgated thereunder, so long as the Compensation Committee is comprised entirely of “disinterested persons,” as such term is defined in Rule 16b-3(c)(2)(i) promulgated under the Exchange Act), and (ii) amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

7.	Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

8.	Preparing a report (to be included in the Company’s proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company’s performance; and (c) the Compensation Committee’s executive compensation policies applicable to executive officers; and

9.	Authorizing the repurchase of shares from terminated employees pursuant to applicable law.

MEETINGS:

The Compensation Committee will meet as frequently as needed each year to fulfill its responsibilities. The Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards and the overall coverage and composition of the compensation package.

MINUTES:

The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action and copies of the written minutes of its meetings.

APPENDIX C

CHARTER FOR THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF KYPHON INC.

(Adopted April 28, 2004)

PURPOSE:

The purpose of the Nominating and Corporate Governance Committee of the Board of Directors of Kyphon Inc. is to assist the Board in ensuring that it is properly constituted and conducts itself appropriately in carrying out its duties and meeting its fiduciary obligations, and that the Company has, and follows, appropriate governance standards.

COMMITTEE MEMBERSHIP AND ORGANIZATION:

•	The Nominating and Governance Committee shall comprise no fewer than three (3) members.

•	The members of the Committee shall meet the independence requirements of Nasdaq and applicable federal securities laws and rules and regulations of the SEC, as may be amended from time to time.

•	Committee members shall be appointed by the Board and shall serve until their successors are duly qualified and appointed. The Committee’s chairperson shall be designated by the full Board or, if not, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

STRUCTURE AND MEETINGS:

•	The Committee chairperson will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting.

•	The Committee shall maintain written minutes of its meetings, which minutes shall be filed with the minutes of the meetings of the Board.

•	The Committee will meet as frequently as needed each year to fulfill its responsibilities.

COMMITTEE AUTHORITY:

The Committee shall have the authority to conduct the following activities, as it deems appropriate, from time to time. In exercising its authority, the Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

Responsibilities Regarding Board Composition

In accordance with the “Procedures for Identification and Evaluation of Nominees” set forth below, the Committee may:

•	Identify, evaluate and recommend to the Board qualified nominees (i) for election to the Board at the annual meetings of stockholders or (ii) to fill Board vacancies that may occur between such meetings.

•	Retain, reasonably compensate and terminate any search firm for performing director candidate searches; take into account, as deemed appropriate, candidate recommendations from other directors, management and/or stockholders.

•	Evaluate and, if appropriate, recommend stockholder nominees for election to the Board.

•	Consider the performance of incumbent members of the Board in determining whether to recommend that they be nominated for reelection.

•	Evaluate and make recommendations to the Board concerning the appointment of directors to Board Committees and the selection of Board Committee chairs.

•	Evaluate and recommend termination of Board or Committee membership of individual directors in accordance with the Company’s and Board’s governance principles, for cause or for other appropriate reasons.

Responsibilities Regarding Corporate Governance

•	Monitor the independence of the Board and its Committees.

•	Review the Company’s corporate governance principles and recommend changes to the Board as deemed necessary.

•	Generally advise the Board on relevant emerging corporate governance matters for incorporation into the Company’s policies and procedures.

•	Oversee any necessary orientation of new directors; evaluate and, as appropriate, recommend continuing education for new and/or incumbent directors.

•	Oversee a Board and Committee performance evaluation process, which may include surveying director observations, suggestions and preferences, as deemed appropriate.

Other Committee Functions & Administration

•	Review this Charter annually and recommend any proposed changes to the Board for adoption.

•	Form and delegate authority to subcommittees as deemed necessary or appropriate.

•	Perform such other functions and exercise such other powers as authorized from time to time by the Board or as may be deemed necessary or convenient by the Committee in the efficient discharge of the foregoing Duties.

PROCEDURES FOR IDENTIFICATION AND EVALUATION OF NOMINEES:

The Committee’s criteria and process for identifying and evaluating the candidates that it selects, or recommends to the full Board for selection, as director nominees, are as follows:

•	The Committee shall review the qualifications of any candidates who have been properly brought to the Committee’s attention. Such review may, in the Committee’s discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper.

•	The Committee shall consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the Committee has not established specific minimum qualifications for Director candidates, the Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall Board effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members.

•	Candidates properly recommended or nominated by stockholders will be evaluated by the Committee using the same criteria as other candidates.

•	After such review and consideration, the Committee selects, or recommends that the Board select, one or more director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

KYPHON INC.

2004 ANNUAL MEETING OF STOCKHOLDERS

The undersigned stockholder of Kyphon Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated May 7, 2004 and hereby appoints Richard W. Mott and David M. Shaw, each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2004 Annual Meeting of Stockholders of Kyphon Inc. to be held on June 16, 2004 at 2:00 p.m., local time, at Kyphon’s offices located at 1221 Crossman Avenue, Sunnyvale, California 94089, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

SEE REVERSE SIDE

FOLD AND DETACH HERE

				Please mark your votes as indicated		☒

1. Election of Directors	FOR ☐	WITHHOLD ☐	2. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐
CLASS II NOMINEES: STEPHEN M. CAMPE DOUGLAS W. KOHRS JACK W. LASERSOHN

THE STOCKHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY STRIKING OUT THE INDIVIDUAL’S NAME ABOVE			THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF THE NOMINATED CLASS II DIRECTORS; (2) FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

SIGNATURE(S)___________________________ SIGNATURE(S)___________________________ DATE: __________, 2004

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

FOLD AND DETACH HERE